PICTET FUNDS

                           (the "Trust")

                   Supplement dated April 2, 2003
                                to
                  Prospectus dated April 30, 2002
           (As previously supplemented on November 6, 2002)
                               and
      Statement of Additional Information dated April 30, 2002
           (As previously supplemented on November 6, 2002)


THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES ANY CONTRARY
INFORMATION CONTAINED IN THE TRUST'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION.


On March 28, 2003, the Trustees voted to liquidate the Eastern
European Fund (the "Fund"). Accordingly, as of April 2, 2003, shares of the Fund are no longer being offered.

In connection with winding up its affairs and liquidating all of its assets, the Fund may depart from its investment policies and invest a signification portion of its total assets in U.S. Government securities and other short-term debt instruments.

It is expected that the liquidation will be completed on or about
April 28, 2003.










               INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                WITH THE PROSPECTUS AND STATEMENT OF
             ADDITIONAL INFORMATION FOR FUTURE REFERENCE.